UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 20, 2026

Magnolia Oil & Gas Corporation
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38083 (Commission File Number)	81-5365682 (I.R.S. Employer Identification Number)

Nine Greenway Plaza, Suite 1300

Houston, Texas 77046

(Address of principal executive offices, including zip code)

(713) 842-9050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 Per Share	MGY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed in the Current Report on Form 8-K of Magnolia Oil & Gas Corporation, a Delaware corporation (“Magnolia”), filed with the Securities and Exchange Commission (the “Commission”) on July 19, 2026, Magnolia and Magnolia Oil & Gas Operating LLC, a Delaware limited liability company (“Buyer”), entered into a purchase and sale agreement with WildFire Energy I LLC, a Delaware limited liability company (“Seller”), pursuant to which Buyer agreed to purchase from Seller 100% of the issued and outstanding limited liability company interests of WildFire Intermediate Holdings, LLC, a Delaware limited liability company (the “Acquisition”).

For purposes of incorporating by reference into future registration statements to be filed with the Commission and other offering documents, Magnolia is filing (i) certain updated disclosure as set forth in Exhibit 99.1, which is incorporated hereby by reference, and (ii) the following:

(a)	the audited financial statements of Seller as of and for the years ended December 31, 2025 and 2024, as set forth in Exhibit 99.2, which is incorporated herein by reference;
(b)	the unaudited condensed financial statements of Seller as of and for the three months ended March 31, 2026 and 2025, as set forth in Exhibit 99.3, which is incorporated herein by reference;
(c)	the unaudited pro forma combined financial information of Magnolia as of and for the three months ended March 31, 2026 and for the year ended December 31, 2025, which gives effect to the Acquisition as if it had been consummated on January 1, 2025, as set forth in Exhibit 99.4, which is incorporated herein by reference; and
(d)	the report of Netherland, Sewell & Associates, Inc., independent petroleum engineers, relating to the historical reserve estimates of Seller as of December 31, 2025, as set forth in Exhibit 99.5, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited financial statements of Seller as of and for the years ended December 31, 2025 and 2024 and the unaudited condensed financial statements of Seller as of and for the three months ended March 31, 2026 and 2025 are filed herewith and attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma combined financial information of Magnolia as of and for the three months ended March 31, 2026 and for the year ended December 31, 2025 is filed herewith and attached hereto as Exhibit 99.4 and is incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP, independent auditors for Seller, dated July 20, 2026
23.2	Consent of Netherland, Sewell & Associates, Inc., independent petroleum engineers for Seller, dated July 20, 2026
99.1	Certain Updated Disclosure
99.2	Audited Financial Statements of Seller as of and for the years ended December 31, 2025 and 2024
99.3	Unaudited Condensed Financial Statements of Seller as of and for the three months ended March 31, 2026 and 2025
99.4	Unaudited Pro Forma Financial Information of Magnolia as of and for the three months ended March 31, 2026 and for the year ended December 31, 2025
99.5	Report of Netherland, Sewell & Associates, Inc. Relating to the Estimated Historical Reserves of Seller as of December 31, 2025
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNOLIA OIL & GAS CORPORATION

Date: July 20, 2026	By:	/s/ Timothy D. Yang
Name: Timothy D. Yang
Title: Executive Vice President, Chief Legal and Commercial Officer, Corporate Secretary and Land